                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                              BERGER HOLDINGS, LTD
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


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    2) Aggregate number of securities to which transaction applies:


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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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    5) Total fee paid:


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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                             BERGER HOLDINGS, LTD.
                          805 Pennsylvania Boulevard
                            Feasterville, PA 19053
                             ---------------------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 17, 1998
                            ---------------------
     The Annual Meeting of Shareholders (the "Meeting") of Berger Holdings, Ltd. (the "Company") will be held on Wednesday, June 17, 1998 at 10:00 a.m. local time at the offices of the Company, 805 Pennsylvania Boulevard, Feasterville, PA 19053, for the following purposes:

       1. To elect two directors to hold office until their successors in office have been duly elected and qualified;

       2. To consider and vote on amendments of what had previously been designated as the Berger Holdings, Ltd. 1996 Non-Qualified Stock Incentive Plan (the "Plan") to (i) redesignate the Plan as the "Berger Holdings, Ltd. 1996 Stock Incentive Plan," (ii) expand the class of persons eligible to participate in the Plan to include officers and directors of the Company and certain consultants and advisors to the Company and its affiliates, (iii) increase the number of shares of Common Stock (as defined in the Plan) available for grants of Options under the Plan from 75,000 shares to 1,000,000 shares, (iv) permit grants of "incentive stock options" (as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (v) increase the maximum number of shares issuable to one employee in one calendar year from 20,000 to 100,000; and (vi) permit grants of Options under the terms of the Plan such that income attributable to their exercise may be characterized as "performance-based compensation" as that term is used for purposes of Code Section 162(m); and

       3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

     The close of business on May 15, 1998 has been fixed as the record date for the Meeting. All shareholders of record at that time are entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof. In the event that the Meeting is adjourned for one or more periods aggregating at least 15 days due to the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although otherwise less than a quorum, shall constitute a quorum for the purpose of acting upon any matter set forth in this notice.

     All shareholders are cordially invited to attend the Meeting. The Board of Directors of the Company urges you to date, sign and return promptly the enclosed proxy to give voting instructions with respect to your shares of Common Stock. The proxies are solicited by the Board of Directors. The return of the proxy will not affect your right to vote in person if you do attend the Meeting. A copy of the Company's 1997 Annual Report to Shareholders is also enclosed.


Feasterville, Pennsylvania      JOSEPH F. WEIDERMAN
May 18, 1998                    President, Chief Operating Officer and Secretary

                              BERGER HOLDINGS, LTD.
                           805 Pennsylvania Boulevard
                             Feasterville, PA 19053
                              ---------------------
                                 PROXY STATEMENT
                              ---------------------
     The enclosed proxy is solicited by the Board of Directors (the "Board") of Berger Holdings, Ltd. (the "Company"), a Pennsylvania corporation, for use at the Annual Meeting of Shareholders (the "Meeting") to be held on Wednesday, June 17, 1998 at 10:00 a.m. local time at the offices of the Company, 805 Pennsylvania Boulevard, Feasterville, PA 19053 and any adjournment or postponement thereof. This proxy statement, the foregoing notice and the enclosed proxy are first being mailed to shareholders on or about May 18, 1998.

     The Board does not intend to bring any matters before the Meeting other than the matters specifically referred to in the Notice of the Meeting, nor does the Board know of any matter that anyone else proposes to present for action at the Meeting. However, if any other matters properly come before the Meeting, the persons named in the accompanying proxy or their duly constituted substitutes acting at the Meeting will be deemed authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

     In the absence of instructions, the shares of Common Stock (as defined below) represented at the Meeting by the enclosed proxy will be voted "FOR" the nominees of the Board in the election of directors and "FOR" the proposal relating to the amendment of the Plan. Any proxy may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

                               VOTING SECURITIES

     At the close of business on May 15, 1998, the record date, the Company had outstanding 5,360,680 shares of common stock, par value $0.01 per share (the "Common Stock"). At the close of business on the record date, the Company also had outstanding 40,000 shares of its Series A Convertible Preferred Stock (the "Series A Preferred Stock"), which were convertible, at such time, into 941,176 shares of the Common Stock.

     On all matters voted upon at the Meeting and any adjournment or postponement thereof, each record holder of Common Stock as of the record date will be entitled to one vote per share and each record holder of Series A Preferred Stock on the record date will be entitled (except with respect to the election of directors, as to which they have no voting rights except as set forth below) to that number of votes equal to the number of shares of Common Stock which would be issuable upon conversion of the Series A Preferred Stock in accordance with the terms thereof. In the election of directors, shareholders will not have cumulative voting rights.

     The holders of the Series A Preferred Stock have the right to elect two directors. To date, John P. Kirwin, III has been elected to the Board of Directors pursuant to this right.

     The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders, voting as a single class, are entitled to cast on each matter to be acted upon at the Meeting shall constitute a quorum for the purposes of consideration and action on that matter. All shareholders vote as a single class as to all matters other than the election of directors. Each matter to be voted on shall be authorized upon receiving the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon. An abstention will be counted as being present for purposes of determining the presence or absence of a quorum with respect to the applicable matter, but will not constitute a vote cast for or against that matter. As to certain matters, brokers who hold shares in street name for customers are not entitled to vote those shares without specific instructions from such customers. Under applicable Pennsylvania law, a broker non-vote will count as being present with respect to such matter for purposes of determining the presence or absence of a quorum, but will not count as a vote cast for or against the applicable matter. In the event that the Meeting has been adjourned for one or more periods aggregating at least 15 days because of an absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although less than a quorum as described above, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the foregoing notice.

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 17, 1998, information with respect to the securities holdings of (i) the Company's directors and executive officers, (ii) all directors and executive officers as a group, and (iii) all persons believed by the Company to beneficially own more than five percent of the Company's outstanding Common Stock based upon filings with the Securities and Exchange Commission (the "Commission"). Unless otherwise indicated, such ownership is believed to be direct, with sole voting and investment power. The address of each such person is 805 Pennsylvania Boulevard, Feasterville, PA 19053.

                  Name of                            Shares Owned
             Beneficial Owner                 Beneficially and of Record     Percent of Common Stock
------------------------------------------   ----------------------------   ------------------------
Theodore A. Schwartz .....................           415,225 (1)                     7.40%
Joseph F. Weiderman ......................           345,090 (2)                     6.15%
Paul L. Spiese, III ......................           294,726 (3)                     5.29%
Jacob I. Haft, M.D. ......................           136,700 (4)                     2.46%
Larry Falcon .............................            52,791 (5)                         *
Dr. Irving Kraut .........................           262,533 (6)                     4.83%
Jay Seid .................................            21,500 (7)                         *
John P. Kirwin, III ......................               -0- (8)                         *
Francis E. Wellock, Jr. ..................           115,750 (9)                     2.13%
Tandem Capital ...........................           588,235 (10)                    9.89%
Argosy Investment Partners, L.P. .........           352,941 (10)                    6.18%
All Directors and Executive Officers as a
 Group (9 persons) .......................         2,585,491 (8)                    35.76%

------------
 * Represents less than one percent.

 (1) Includes 1,500 shares of Common Stock registered to Mr. Schwartz as joint tenant with Janice L. Bredt and options to purchase 251,250 shares of Common Stock.

 (2) Includes options to purchase 210,643 shares of Common Stock.

 (3) Includes options to purchase 204,726 shares of Common Stock.

 (4) Includes options to purchase 52,414 shares of Common Stock.

 (5) Consists solely of options to purchase shares of Common Stock.

 (6) Includes options to purchase 70,000 shares of Common Stock.

 (7) Consists solely of shares of Common Stock held by a family trust of which Mr. Seid is a trustee.

 (8) Excludes shares of Common Stock held by Argosy Investment Partners, L.P. Mr. Kirwin is a principal in Argosy Investment Partners, L.P.

 (9) Includes options to purchase 85,000 shares of Common Stock.

(10) Consists solely of shares of the Series A Preferred Stock convertible into Common Stock.

                ELECTION OF DIRECTORS AND CONTINUING DIRECTORS

The Board of Directors

     The bylaws of the Company provide for a board of directors consisting of three classes, with each class being as equal in number as possible. At each annual meeting of shareholders, directors are elected for a full term of three years to succeed directors whose terms are expiring. The Board has nominated Paul L. Spiese, III and Larry Falcon to serve as directors until their respective successors in office have been duly qualified and elected. Mr. Spiese and Mr. Falcon are currently serving as directors and each of them has indicated a willingness to continue to serve as a director. In the event that Mr. Spiese or Mr. Falcon becomes unavailable to accept nomination or election as a director, the persons named in the enclosed proxy will vote the shares they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors.

     Proxies for holders of Common Stock executed on the enclosed form will be voted, in the absence of other instructions, "FOR" the election of Mr. Spiese and Mr. Falcon.

     Set forth below, with respect to each nominee for director and each director continuing in office, is the name, age, the time period during which he has served as a director of the Company and his principal occupation or employment and business affiliations at present and during the past five years.


Nominees For Election as Director with Terms to Expire in 2001

     PAUL L. SPIESE, III, age 46, was elected a director of the Company on March 30, 1991. Mr. Spiese joined Berger Bros (as defined below) as Plant Manager in 1985 and was named Vice President - Manufacturing of the Company in July 1990. Previously, he was employed by Hurst Performance, Inc. as Plant Manager.

     LARRY FALCON, age 58, has served as a director of the Company since November 1985 and acted as Chairman of the Board from September 3, 1986 to June 1, 1987. He has served as President of the Residential Division of The Kaplan Organization, a real estate developer, since 1985.

Continuing Directors with Terms to Expire in 1999

     JOSEPH F. WEIDERMAN, age 56, was elected a director of the Company on June 1, 1990, has served as Secretary and Treasurer of the Company since February 1990, served as Chief Financial Officer of the Company from June 1, 1990 to August 19, 1996, was elected President of the Company on January 15, 1991 and has served as Chief Operating Officer of the Company since June 1, 1990. Mr. Weiderman holds a Bachelor of Science Degree in Accounting and a Master of Business Administration Degree in Finance from LaSalle University. Prior to his joining the Company, Mr. Weiderman served for over 14 years as the Chief Financial Officer of Harry Levin, Inc., a multi-store retailer of major appliances and furniture.

     JACOB I. HAFT, M.D., age 61, was elected a director of the Company in conjunction with the Company's acquisition of Berger Bros Company ("Berger Bros") in 1989. Dr. Haft has practiced medicine, with a specialization in cardiology, for over twenty-five years. Since 1974, Dr. Haft has been a Cardiologist at St. Michael's Medical Center in Newark, New Jersey. In addition, Dr. Haft is currently a Clinical Professor of Medicine at the New Jersey College of Medicine and Dentistry and Professor of Medicine at the Seton Hall University Post Graduate School of Medicine. Dr. Haft has several professional certifications, is a member of various professional societies and associations and has published many scholarly articles and books. Dr. Haft currently serves on the Cardiac Services Committee of the New Jersey Department of Health.

     JOHN PAUL KIRWIN, III, age 42, was elected as a director of the Company on December 15, 1997. Mr. Kirwin is a principal in Argosy Investment Partners, L.P., a small business investment company. Mr. Kirwin is also a principal in Odyssey Capital Group, L.P., a private investment fund. Mr. Kirwin was a corporate and securities attorney for 14 years, including six years as a partner at McCausland, Keen & Buckman, until joining Odyssey full time in January 1996. Mr. Kirwin holds a Juris Doctris, Order of the Coif, from the National Law Center of George Washington University and a Bachelor of Arts from Dickinson College.

Continuing Directors with Terms to Expire in 2000

     DR. IRVING KRAUT, age 80, has served as a director of the Company since July 1993. Dr. Kraut was a practicing orthodontist from 1948 to 1991. Since that time, he has served as a consultant to orthodontists in his capacity as President of Irving Kraut, D.D.S., P.A. Since 1978, Dr. Kraut has served as a director of Princeton Research Lands, Inc., a private real estate company.

     THEODORE A. SCHWARTZ, age 68, was elected a director of the Company effective June 1987 and served as President of the Company from May 5, 1988 to May 30, 1989 and from July 17, 1990 to January 15,

1991. From May 30, 1989 to present, Mr. Schwartz has served as Chairman of the Board and Chief Executive Officer of the Company. Mr. Schwartz holds a Bachelor of Science Degree in Economics from the Wharton School of Finance. Prior to his joining the Company, Mr. Schwartz spent 35 years in the investment banking and securities industry.

     JAY SEID, age 37, was elected as a director of the Company on December 15, 1997. Mr. Seid is a Vice President of Bachow & Associates, a venture capital firm. Prior to joining Bachow & Associates in December 1992, Mr. Seid was President and General Counsel of Judicate, Inc. Previously he was an attorney specializing in corporate law at Wolf, Block, Schorr and Solis-Cohen LLP in Philadelphia. Mr. Seid graduated with a B.A. from Rutgers University and received a J.D. from New York University School of Law.

                      MEETINGS OF THE BOARD OF DIRECTORS

     The Board held five meetings in 1997. All members of the Board attended or participated in at least 80% of such meetings of the Board, except for Larry Falcon who attended two meetings in 1997. The Company recently established an audit committee consisting of Messrs. Haft, Kirwin and Seid.

                           COMPENSATION OF DIRECTORS

     During 1997, members of the Board who were not also executive officers of the Company were paid $250 per Board meeting attended.

                    PROCEDURES FOR SHAREHOLDER NOMINATIONS

     Nominations for election of directors may be made by any shareholder entitled to vote for the election of directors if written notice (the "Notice") of the shareholder's intent to nominate a director at the Meeting is given by the shareholder and received by the Secretary of the Company in the manner and within the time specified below. The Notice shall be delivered to the Secretary of the Company not less than 14 days nor more that 50 days prior to any meeting of the shareholders called for the election of directors; except that, if less than 21 days' notice of the meeting is given to shareholders, the Notice shall be delivered to the Secretary of the Company not later than the earlier of the seventh day following the day on which notice of the meeting was first mailed to shareholders or the fourth day prior to the meeting. In lieu of delivery to the Secretary of the Company, the Notice may be mailed to the Secretary of the Company by certified mail, return receipt requested, but shall be deemed to have been given only upon actual receipt by the Secretary of the Company. These requirements do not apply to nominations made by the Board.

     The Notice shall be in writing and shall contain or be accompanied by the name and residence address of the nominating shareholder, a representation that the shareholder is a holder of record of voting stock of the Company and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the Notice, such information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to Regulation 14A of the rules and regulations established by the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), had proxies been solicited with respect to such nominee by the management or Board of the Company, a description of all arrangements or understandings among the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholders, and the consent of each nominee to serve as a director of the Company if so elected.

                            EXECUTIVE COMPENSATION

The following table shows the annual compensation of each of the Company's executive officers for the years 1997, 1996 and 1995.

                         Summary Compensation Schedule

                                                                                              Long Term
                                                                                             Compensation
                                                  Annual Compensation                           Awards
                                                ------------------------                    -------------
          Name & Principal                                                  Other Annual       Options/         All Other
              Position                  Year       Salary        Bonus      Compensation      SAR's (#)       Compensation
------------------------------------   ------   -----------   ----------   --------------   -------------   ----------------
Theodore A. Schwartz ...............   1997      $131,561      $10,000           0                  --         $  12,770(1)
 Chairman & Chief ..................   1996       131,955       31,854           0             200,000            11,273(1)
 Executive Officer .................   1995       124,865            0           0             150,000            10,699(1)
Joseph F. Weiderman ................   1997      $127,512      $10,000           0                  --         $   2,507(2)
 President and Chief ...............   1996       118,435       42,470           0             200,000             2,242(2)
 Operating Officer .................   1995       109,346            0           0             150,000             1,877(2)
Paul L. Spiese, III ................   1997      $ 93,767      $10,000           0                  --         $   1,879(3)
 Vice President ....................   1996        88,015       29,980           0             200,000             1,856(3)
 Manufacturing .....................   1995        80,204            0           0             150,000             1,071(3)
Francis E. Wellock, Jr.(5) .........   1997      $ 75,132      $10,000           0                  --         $     514(4)
 Chief Financial Officer ...........   1996        55,818        5,000           0             180,000                49(4)

------------
1. Represents premiums paid by the company for life insurance for the benefit of Mr. Schwartz.

2. Represents premiums paid by the company for life insurance for the benefit of Mr. Weiderman.

3. Represents premiums paid by the company for life insurance for the benefit of Mr. Spiese.

4. Represents premiums paid by the company for life insurance for the benefit of Mr. Wellock.

5. Mr. Wellock became an executive officer on August 19, 1996.

     The following table shows (1) the number and value of options exercised by the Company's executive officers during fiscal year 1997 and (2) the number and value of unexercised options held by the Company's executive officers at the end of 1997:

                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values

                                                                                                    Value of Unexercised in-
                                                                   Number of Unexercised Options     the-Money Options/SARs
                                    Shares Acquired      Value          at December 31, 1997          at December 31, 1997
               Name                   on Exercise      Realized      Exercisable/Unexercisable      Exercisable/Unexercisable
---------------------------------  -----------------  ----------  -------------------------------  --------------------------
Theodore A. Schwartz ............         0               0               256,633/250,000               $610,000/$570,000
Joseph F. Weiderman .............         0               0               213,643/250,000               $507,000/$570,000
Paul L. Spiese, III .............         0               0               204,043/250,000               $486,000/$570,000
Francis E. Wellock, Jr. .........         0               0                85,000/180,000               $201,875/$410,625

Employment Agreements and Arrangements

     Pursuant to employment agreements amended as of December 15, 1997 (and with respect to Mr. Wellock, entered into as of such date) (collectively, the "Employment Agreements"), Mr. Schwartz is employed by the Company as its Chief Executive Officer, Mr. Weiderman as its President, Chief Operating Officer and Treasurer, Mr. Spiese as its Vice President - Manufacturing and Mr. Wellock as its Vice President of Finance and Chief

Financial Officer. Each of the Employment Agreements will expire on December 31, 2000, and is subject to extension if the executive and the Company so agree. The salaries provided for by the Employment Agreements are set forth therein; see the Summary Compensation Table above for the base salaries paid in 1997, 1996 and 1995. The Employment Agreements provide that the executives shall each be entitled to a bonus at the discretion of the Board, and that, during each of 1998, 1999 and 2000, each executive will be granted options to purchase shares of the Common Stock.

     Pursuant to the Employment Agreements, the Company and the executives have agreed that if, at the end of the term of any Employment Agreement, the Company and the applicable executive have not agreed to an extension of such agreement for a minimum additional term of three years, the Company is obligated to pay such officer an amount equal to 50% of his then annual salary in weekly installments over a six month period (the "Severance Payment"). During the term of the applicable Employment Agreement, and so long as each executive receives the Severance Payment, such executive is prohibited from engaging directly or indirectly in any business which is the same as, similar to or in competition with the business of the Company.

     In the event that the applicable executive is unable to perform his duties under the Employment Agreement due to disability for an aggregate period of more than 180 days in any 365 day period, the Company may terminate such executive's employment upon 90 days notice. In such event, the Company is obligated to pay such executive his full salary for a period of 12 months. At the end of such 12 month period, the Company is obligated to pay such executive the sum of $1,000 per week, subject to certain reductions set forth in the Employment Agreement, for a period of three years and then $500 per week for the remainder of such executive's life. The Employment Agreements also provide for the use of a car, and life insurance coverage for each of the executives.

Certain Relationships and Related Transactions

     The Company holds promissory notes made by Messrs. Schwartz, Weiderman and Spiese, the Company's Chief Executive Officer, President, Chief Operating Officer and Treasurer, and Vice President Manufacturing, respectively, totaling $175,083, $152,000 and $100,833 (the "Notes") respectively, each of which bears interest at a rate of six per cent per annum. The Notes require that the principal and accrued interest to be paid on or before November 21, 2001. The proceeds of the Notes were used by Messrs. Schwartz, Weiderman and Spiese to purchase securities of the Company in the Company's 1993 private placement and in connection with the exercise of warrants to purchase shares of the Common Stock in 1996. Securities purchased in the private placements were on the same terms as those agreed to by other investors in the private placements. The largest aggregate amount outstanding under the Notes during the year ended December 31, 1997 were $175,083, $152,000 and $100,833 respectively, all of which amounts are currently outstanding.


Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Commission and to furnish the Company with copies of these reports.

     Based on the Company's review of the copies of the reports received by it, the Company believes that all filing required to be made by the Reporting Persons for the year ended December 31, 1997 were made on a timely basis.

                  PROPOSAL TO AMEND THE BERGER HOLDINGS, LTD.
                           1996 STOCK INCENTIVE PLAN

General; Purpose

     At a meeting held on December 15, 1997, the Board of Directors adopted, and now recommends for approval by the shareholders, certain amendments to the Plan. Upon adoption, these amendments would (i) redesignate the Plan as the "Berger Holdings, Ltd. 1996 Stock Incentive Plan," (ii) expand the class of persons eligible to participate in the Plan to include officers and directors of the Company and certain consultants and advisers to the Company and its affiliates, (iii) increase the number of shares of Common Stock available for grants of Options (as defined in the Plan) under the Plan from 75,000 to 1,000,000 shares, (iv) permit grants of "incentive stock options" (as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (v) increase the maximum number of shares issuable to one employee in one calendar year from 20,000 to 100,000; and (vi) permit grants of Options under the terms of the Plan such that income attributable to their exercise may be characterized as "performance-based compensation" as that term is used for purposes of Code Section 162(m). The following is a brief summary of the Plan as modified by the proposed amendments.

     The Plan is designated the Berger Holdings, Ltd. 1996 Stock Incentive
Plan.

     The Plan provides for the grant of Options to purchase shares of the Common Stock ("Shares") to employees (including employees who are officers of the Company or members of the Board of Directors) of the Company and its subsidiaries and other affiliates (each an "Affiliate" and, collectively, the "Affiliates"), members of the Board of Directors and consultants and advisors to the Company and the Affiliates. No individual shall be eligible to receive any Option or Award (as defined in the Plan) under the Plan if such individual's participation in the Plan would not be within the scope of a registration of the Plan with the Commission on a Form S-8 (or any substitute or replacement for such form as may be established by the Commission from time to time). In addition, no individual who is not an employee shall be eligible to receive an ISO under the terms of the Plan.

     Options granted under the Plan may be either non-qualified stock options ("Non-Qualified Options") or options intended to qualify as "incentive stock options" under Section 422 of the Code (each, an "ISO").

     The Plan also provides for the grant of share appreciation rights ("SARs") and the grant of Common Stock subject to conditions of forfeiture (the "Restricted Shares"). The Company does not presently contemplate the granting of SARs or Restricted Shares.

     The Plan is intended to recognize the contributions made to the Company by employees and directors of, and consultants and advisors to, the Company and its Affiliates, to function as an incentive to such persons to devote themselves to the future success of the Company or an Affiliate and to allow the Company or an Affiliate to attract, retain and motivate individuals upon whom the Company or an Affiliate's sustained growth and financial success depend.

     The committee of the Board of Directors appointed to administer the Plan, or, in the absence of such a committee, the Board of Directors, is hereinafter referred to as the "Committee." Shares received upon exercise of an Option are hereinafter sometimes referred to as "Option Shares." The grant by the Committee of Options, SARs and Restricted Shares, or any of them, is hereinafter sometimes referred to as an "Award."

Eligibility

     Employees and directors of, and consultants and advisors to, the Company or an Affiliate are eligible to receive Awards under the Plan.

     In determining the eligible participants to whom Awards may be granted under the Plan and the prices and times at which Awards shall be granted, the Committee shall have full and final authority in its sole discretion.

Shares Covered By the Plan

     The Plan provides for the grant of Awards relating to or consisting of up to an aggregate of 1,000,000 Shares.

     No employee shall receive Options relating to or consisting of more than an aggregate of 100,000 Shares in any calendar year. In addition, to the extent that the aggregate fair market value of the Common Stock with respect to which ISOs issued under the Plan and incentive stock options issued under any other incentive stock option plan of the Company or its Affiliates are exercisable for the first time by an individual during any calendar year exceeds $100,000, such ISOs shall be treated as Non-Qualified Options issued under the Plan. For purposes of the Plan, the fair market value of the Common Stock shall be determined as of the date of grant of the ISO or other incentive stock option.

Effective Date and Term of the Plan

     The Plan was effective as of December 3, 1996, the date on which it was adopted by the Board of Directors and shall continue until terminated by the Company by action of the Board of Directors. However, that no ISO shall be granted by the Company on or after December 14, 2007.

Administration

     The Plan may be administered by the Board of Directors or by a committee (the "Committee") composed of two or more persons selected by the Board of Directors. The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

     To the extent the Board of Directors determines it to be necessary or appropriate, it may appoint a subcommittee to administer the Plan with respect to the Company's officers and employee members of the Board of Directors, which such subcommittee shall consist exclusively of two or more members of the Board of Directors who qualify both as "Non-Employee Directors" as that term is used for purposes of Rule 16b-3 promulgated by the Commission pursuant to Section 16 of the Securities Exchange Act of 1934 and as "Outside Directors" as that term is defined in Treasury Regulations promulgated pursuant to Code Section 162(m).

     Except as expressly provided by the Plan, the Committee is authorized under the Plan to interpret the provisions of the Plan and to decide all questions of fact arising in its application; to determine the employees to whom Awards shall be made under the Plan; to determine the type of Awards to be made and the amount, size and terms of each such Award; to determine the time when Awards shall be granted; and to make all other determinations necessary or advisable for the administration of the Plan.

Evidence of Options and Awards; Reports

     Pursuant to the Plan, the individual option document (the "Option Document") of each recipient shall set forth the terms of his or her Option.

     Each Option Document shall be in such a form as the Committee shall approve from time to time, and shall contain in substance the following: the purchase price of Shares subject to the Option, which may be less than, equal to or greater than the fair market value of such Shares at the time of the grant; the term during which such Option shall be exercisable; the permissible forms of payment of the purchase price of the Shares with respect to such Option; the rights of an Option recipient upon ceasing to be an employee of the Company or an Affiliate; and the restrictions on transferability of such Option.

     In the case of any Option which is an ISO, the purchase price of the Shares subject to the Options shall not be less than the Fair Market Value (as defined below) of the Shares on the date the ISO is granted, nor, in the case of an ISO granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate, less than 110% of the Fair Market Value of the Shares on the date the ISO is granted. For purposes of the Plan, the Fair Market Value of Shares shall be determined as follows: If the Common Stock is traded in a public market, then the Fair Market Value per Share shall be, if the Common Stock is listed on a national securities exchange or included in Nasdaq, the last reported sale price thereof on the Trading Day immediately preceding the relevant date, or, if the Common Stock is not so listed or included, the mean between the last reported "bid" and "asked" prices thereof on the Trading Day immediately preceding the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Common Stock is not traded in a public market, Fair Market Value shall be determined in good faith by the Committee.

     Pursuant to the Plan, SARs shall relate to a specific Option granted under the Plan and shall be granted to the recipient of the related Option concurrently with the grant of such Option by inclusion of appropriate provisions in the Option Document pertaining thereto which provisions shall contain in substance the following: the number of Shares subject to such SARs, and the exercise price of such SARs; the term during which such SARs shall be exercisable (which shall reflect that SARs may be exercised only at such times and by such individuals as the related Option under the Plan and Option Document may be exercised); the rights of a recipient of SARs upon ceasing to be an employee of the Company or an Affiliate; the permissible forms of payment of the exercise price with respect to the SARs; and such other terms and conditions as the Committee deems necessary or desirable.

     Pursuant to the Plan, Restricted Shares shall be evidenced by written agreements in such form as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions: the purchase price, if any, of such Restricted Shares; the period during which Restricted Shares shall be subject to the terms, conditions and restrictions set forth under the Plan; the restrictions on transferability of such Restricted Shares; the legend to be set forth on each certificate issued in respect of such Restricted Shares; the terms and conditions upon which any restrictions upon Restricted Shares may lapse; and the circumstances under which Restricted Shares may be forfeited to the Company.

     The Plan does not require reports to be made to participating employees or directors as to the amount or status of any accounts that may be kept under the Plan.

Purchase of Securities Under the Plan

     The aggregate number of Shares and class of shares as to which Awards may be granted under the Plan, and the number and class or classes of shares covered by each outstanding Option or SAR and the exercise price thereof, shall be appropriately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock and/or, if appropriate, other outstanding equity securities or a recapitalization or other capital adjustment (not including the issuance of Common Stock on the conversion of other securities of the Company that are convertible into Common Stock) affecting the Common Stock that is effected without receipt of consideration by the Company. The Committee shall have authority to determine the adjustments to be made pursuant to such provisions, and any such determination by the Committee shall be final, binding and conclusive.

     The grant of an Award under the Plan shall not impose upon the Company or an Affiliate any obligation to retain the recipient thereof in its employ for any period.

     In no event shall any employee be granted Options pursuant to which such employee may acquire or be entitled to acquire more than 100,000 shares during any single calendar year.

     The Shares to underly Options and SARs and to be granted as Restricted Shares shall be obtained by the Company from the Company's authorized and previously issued Common Stock.

Amendments

     The Committee may amend the Plan from time to time as it may deem advisable.

Methods of Exercise and Purchase

     An Option granted under the Plan may be exercised only by written notice to the Company and payment in full of the Option Price for the Option Shares to be purchased.

     Payment for Option Shares purchased upon exercise of Options granted under the Plan may be made in cash or by certified or cashier's check. The Committee may, in its sole discretion, provide in an Option Document provisions allowing for payment for Option Shares related thereto to be made in Shares valued at fair market value on the date of delivery, or in a combination of cash and Shares. The Company does not expect that such provisions shall be included in any Option Document.

     The Plan does not require any contributions to be made by the Company, and Optionees are under no obligation to exercise any Option granted under the Plan.

     With regard to SARs, payment shall be made upon exercise thereof in the form of cash, Shares at fair market value on the date of exercise, or in a combination thereof, as the Committee may determine. With regard to Restricted Shares, payment shall be made in the form of cash, by certified or cashier's check, or by such other mode of payment as the Company may approve.

Expiration of Options

     The term during which an Option may be exercised is set out in the individual Option Document. In the case of an ISO, the expiration shall not be later than the tenth anniversary of the date the ISO was granted, and, in the case of an ISO granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate, shall not be later than the fifth anniversary of the date the ISO was granted.

Transferability of Options and Restrictions on Transfer and Forfeitures of Award Shares

     Options, SARs and Restricted Shares granted under the Plan are not assignable or transferable by the recipient thereof except by will or by the laws of descent and distribution or by such other means as the Committee may approve. Nevertheless, an ISO shall by its terms be transferable except by will or by the laws of descent and distribution, and during the lifetime of the person to whom an ISO is granted, such ISO may be exercised only by such person. During the lifetime of the recipient, any Option or SAR may be exercised only by such recipient or such recipient's guardian or legal representative.

Resale by Affiliates

     Recipients of Awards who are "affiliates" of the Company will be subject to limitations on their ability to reoffer or resell Shares. The Company does not expect that any Awards will be distributed to any person deeded to be an affiliate. An affiliate is defined by Rule 405 promulgated under the Securities Act of 1933, as amended (the "Securities Act") to be a person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company. "Control" for this purpose means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the Company. Generally, affiliates may not offer or sell the Shares unless such offers and sales are made pursuant to an effective Registration Statement under the Securities Act or pursuant to an exemption therefrom. In addition, affiliates may sell the Shares without registration under the Securities Act pursuant to Rule 144 promulgated under the Securities Act, provided that the terms and conditions of Rule 144 are met.

     Section 16 of the Exchange Act contains provisions to the effect that, among other things, any person who is an officer or director of the Company or a beneficial owner of more than 10% of a class of equity securities of the Company registered under the Exchange Act (such as the Shares) may be liable to the Company for profits realized from any purchase and sale (or any sale and purchase) of equity securities (whether or not they are the same shares) of the Company within a period of less than six months, irrespective of the intention on the part of such person in entering the transaction.

     Substantial liabilities may be incurred by persons subject to Section 16 of the Exchange Act in connection with transactions in the Company's equity securities. Prior to the acquisition or disposition of any equity security of the Company, persons should consult with counsel as to their status as affiliates of the Company and as to the applicability of Section 16 of the Exchange Act.

Federal Income Tax Matters

     The following discussion is intended to summarize briefly the general principles of federal income tax law applicable to options granted under the Plan as of the date hereof. The Plan is not qualified under Section 401(a) of the Code.

     Incentive Stock Options

     For the purposes of the regular income tax currently imposed under the Code, the holder of an ISO will not recognize taxable income upon either the grant or exercise of the ISO.

     The Option holder will recognize capital gain or loss on a sale or other taxable disposition of the Option Shares acquired upon exercise of an ISO provided the Option holder does not sell or otherwise dispose of the Option Shares prior to the end of the ISO Holding Period (as hereinafter defined). The ISO Holding Period is the period which ends following the later of the date which is two years following the date the ISO was granted or the date which is one year after the Option Shares were transferred to the Option holder upon exercise of the ISO. For purposes of determining such gain or loss, the Option holder's basis in such shares will, in general, be the Option holder's Option Price. For purposes of regular federal income tax, the maximum rate of tax applicable to capital gains will depend on the length of time the Option Shares have been held at the time the Option Shares are sold or otherwise disposed of. If the Option Shares have been held for more than 18 months, the maximum regular federal tax rate applicable to the gain recognized will be 20%. If the Option Shares have been held for more than a year, but not more than 18 months, the maximum regular federal tax rate applicable to the gain recognized will be 28%. If the Option Shares have been held for one year or less, the maximum regular federal tax rate applicable to the gain recognized will be the same maximum tax rate (39.6%) applicable to other taxable income generally. In general, if the Option holder holds the Option Shares throughout the ISO Holding Period, the Company will not be allowed a deduction by reason of the exercise of the ISO.

     The amount, if any, by which the fair market value of an Option Share at the time of exercise (determined without regard to certain transfer restrictions) exceeds the Option Price (the "Spread") will be included in the computation of the Option holder's "alternative minimum taxable income," generally in the year the Option holder exercises the ISO, for purposes of the "alternative minimum tax" imposed by Section 55 of the Code. If an Option holder pays alternative minimum tax, some or all of such tax will be allowed as a credit against regular tax liability in subsequent years in which the Option holder's regular tax liability (reduced by certain other tax credits) exceeds his or her tentative minimum tax.

     If the Option holder disposes of the Option Shares before satisfying the holding period requirements discussed above (a "disqualifying disposition"), the gain recognized (which is equal to the excess of the amount realized on disposition over the adjusted basis of the Option Shares) as a result of the disqualifying disposition will be taxed as ordinary income up to the amount of the Spread and the Company will be entitled to a deduction in that amount, if such deduction is not otherwise limited by applicable federal tax laws. Any additional gain recognized in excess of the Spread will be capital gain, subject to the rules, described above, with respect to the maximum applicable federal income tax rate. If the Option Shares received by the Option holder upon exercise of the Option are subject to a substantial risk of forfeiture and are non-transferable ("substantially nonvested"), within the meaning of the regulations under Section 83 of the Code, and the Option holder makes a disqualifying disposition of the Option Shares once they become substantially vested, then in general the portion of the gain which will be taxed as ordinary income on the disqualifying disposition is the excess of the fair market value of the Option Shares on the date the Option Shares become substantially vested (or the amount realized on the disposition, if such amount is less) over the Option Price of the Option Shares, and the Company will be entitled to a corresponding deduction, if such deduction is not otherwise limited by applicable federal tax laws. The gain (if any) in excess of the amount recognized as ordinary income on a disqualifying disposition will be treated as a capital gain, subject to the applicable maximum federal tax rate, as described above, depending upon the Option holder's holding period for the Option Shares.

     Certain Option holders may be permitted to exercise ISOs by transferring to the Company shares of the Common Stock then held by the Option holder ("Prior Shares") having a market value equal to the Option Price of the Shares to be purchased. See "Methods of Exercise and Purchase." If the Option holder acquired the Prior Shares by exercise of an ISO and the Option holder has not satisfied the holding period requirements described above for the Prior Shares, then the transfer will be treated as a disqualifying disposition of the Prior Shares by the Option holder. If, however, the Option holder did not acquire the Prior Shares by exercise of an ISO, or if the Option holder has satisfied the holding period requirements applicable to ISOs, then the Option holder will not recognize gain or loss upon the exchange. Instead, the Option holder's basis and holding period (for purposes other than the Option holding period rules) in the Prior Shares will carry over to a corresponding number of Option Shares received, and the Option holder's basis in any additional Option Shares received will be zero and his or her holding period will begin on the date the Option holder becomes the owner of such shares.

     If an Option granted under the Plan which is intended to be an ISO fails to qualify as such under applicable rules and regulations of the Code, such Option will be subject to the general principles of federal income tax law discussed below with respect to options ineligible for treatment as an ISO.

     Non-Qualified Options

     For federal income tax purposes, the holder of a Non-Qualified Option will not recognize taxable income at the time of grant, and the Company will not be allowed a deduction by reason of the grant of a Non-Qualified Option. The Option holder will in general recognize ordinary income upon exercise of the Non-Qualified Option, in an amount equal to the Spread, and the Company will be allowed a deduction in that amount, if such deduction is not otherwise limited by applicable federal tax laws. If, however, the Option Shares received upon the exercise of the Non-Qualified Option are "substantially nonvested" within the meaning of the regulations under Section 83 of the Code, the Option holder will not recognize income and the Company will not be entitled to a deduction until the Option Shares become "substantially vested." In that event, the amount of ordinary income recognized by the Option holder will be the excess of the fair market value of the Option Shares when they become substantially vested over the exercise price of the Non-Qualified Option, and the Company will be entitled to a corresponding deduction, if such a deduction is not otherwise limited by applicable federal tax laws. However, pursuant to Section 83(b) of the Code, an Option holder may elect, generally within 30 days of exercise of the Option, to recognize ordinary income upon exercise of the Option as if the Option Shares were substantially vested on the date of exercise. Upon the disposition of the Option Shares, the Option holder will recognize capital gain or loss, with the maximum applicable federal tax rate determined by reference to the length of time the Option holder held the Option Shares prior to disposition, in an amount equal to the difference between the amount realized on the disposition and the Option holder's basis in the Option Shares (which basis is ordinarily the fair market value of the Option Shares on the date the Option was exercised or, in the absence of an election under
Section 83(b), the date the Shares became substantially vested).

     Certain Option holders may be permitted to exercise Non-Qualified Option by transferring to the Company Prior Shares having a market value equal to the Option Price of the Shares to be purchased. See "Methods of Exercise and Purchase." In that case, no income will be recognized on the receipt of a corresponding number of Option Shares, and the Option holder's basis and holding period in the Prior Shares will carry over to the corresponding number of Option Shares received. The Option holder will recognize ordinary income on the receipt of any additional Option Shares which are substantially vested in an amount equal to their fair market value at the time of exercise. The Option holder's basis in such additional Option Shares received will equal the amount includable in the Option holder's income and his or her holding period will begin on the date of transfer.

     Withholding

     Whenever the Company would otherwise transfer Shares under the terms of the Plan, the Company has the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.

     Deductibility of Compensation Under the Million Dollar Cap Provisions of the Internal Revenue Code

     Section 162(m) of the Code sets limits on the deductibility of compensation in excess of $1,000,000 paid by publicly held companies to certain employees (the "million dollar cap"). The IRS has also issued Treasury Regulations which provide rules for the application of the "million dollar cap" deduction limitations. Any income recognized as ordinary compensation income on the exercise of an Option should be treated as "performance-based" compensation that is exempt from the deduction limitations under the million dollar cap provided both the plan under which the Option is granted and the Option grant itself comply with certain rules. The Plan complies with these applicable rules in form. It is the Company's intention to administer the Plan in accordance with all applicable requirements under the "million dollar cap" rules for performance based compensation plans, including having the Plan administered by a committee of two or more "outside" directors (as that term is used in the applicable IRS regulations). Under these circumstances, an Option with an exercise price at least equal to the fair market value of the Shares subject to that Option on the date of grant should, on exercise, result in compensation income that is treated as "performance-based" compensation under the "million dollar cap" rules. It is expected, therefore, that any compensation expense recognized for tax purposes on the exercise of such an Option will be exempt from the "million dollar cap." The Plan states that no Option may be exercised if such exercise would result in the Company losing deductions pursuant to
Section 162(m) of the Code.

     Taxation of Awards of Restricted Shares

     In general, a recipient of Restricted Shares will be governed by Section 83 of the Code. Under Code Section 83, if Restricted Shares are transferred in connection with the performance of services, the excess, if any, of the fair market value of the Restricted Shares received over the price paid, if any, for the Restricted Shares, is included in the income of the person performing the services as ordinary income, and the Company will generally be entitled to a corresponding deduction for the same amount. The income (and the Company's corresponding deduction) is generally recognized as of the time the Restricted Shares are transferred, or, if later, at the time the Restricted Shares cease to be subject to a substantial risk of forfeiture (or become transferable free of such risk of forfeiture). The fair market value of the Restricted Shares is generally measured at the time of transfer or, if later, when the substantial risk of forfeiture lapses (or when the Restricted Shares become transferable free of such risk of forfeiture). Notwithstanding the general rule regarding the timing of the recognition of income and the corresponding deduction by the Company with respect to Restricted Shares that are subject to a substantial risk of forfeiture, a special election can be made by the recipient of such Restricted Shares under Code Section 83(b) which permits the recipient to include in his or her income the excess of the fair market value of the Restricted Shares as of the date of transfer, in which case the fair market value is determined without regard to the risk of forfeiture. An individual must make this "83(b)" election no later than 30 days after the date of the transfer. If an individual makes this election, there is no income recognition as a result of the later lapse of the substantial risk of forfeiture. On a disposition of the Restricted Shares, the recipient will recognize long or short term capital gain or loss depending on how long the shares have been held and the individual's basis in the Restricted Shares. The individual's basis will be equal to the amount, if any, paid for the Restricted Shares, plus any income required to be recognized on the acquisition (or on the date the substantial risk of forfeiture lapses). The holding period will be measured from the date of transfer (if there is no substantial risk of forfeiture or if an "83(b)" election has been properly made, or from the date income was recognized by the recipient of the Restricted Shares on account of the lapse of the risk of forfeiture. The federal income tax liability attributable to a gain on the sale of Restricted Shares will be subject to the rules, described above, with respect to the maximum federal income tax rate on such gains, taking into account the holding period applicable to the Restricted Shares that are sold.


Recommendation and Required Vote

     The Board of Directors recommends a vote FOR approval of the above proposal. Approval of the above proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock and the shares of Common Stock into which the Series A Preferred Stock is convertible present at the meeting in person or by proxy, voting together as a single class. Approval of the proposal will allow the Plan to better accomplish the purposes set forth above under "General; Purpose."

                             SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders in 1999 must be received by January 18, 1999 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Shareholder proposals should be directed to Joseph F. Weiderman, President, Chief Operating Officer and Secretary, at the address of the Company set forth on the first page of this proxy statement.

                            SOLICITATION OF PROXIES

     The accompanying form of proxy is being solicited on behalf of the Board. The expenses of solicitation of proxies for the Meeting will be paid by the Company. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone or telegraph by directors, officers or regular employees of the Company or its subsidiaries.

                          ANNUAL REPORT ON FORM 10-K

     THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, AS FILED WITH THE COMMISSION FOR THE COMPANY'S MOST RECENT FISCAL YEAR. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO JOSEPH F. WEIDERMAN, PRESIDENT, CHIEF OPERATING OFFICER AND SECRETARY, AT THE ADDRESS OF THE COMPANY SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT.

                                                                        APPENDIX


                             BERGER HOLDINGS, LTD.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     I hereby constitute and appoint Theodore A. Schwartz and Joseph F. Weiderman and each of them acting individually my true and lawful agents and proxies, with full power of substitution in each, to vote all shares held of record by me at the 1998 Annual Meeting of Shareholders of Berger Holdings, Ltd. to be held on June 17, 1998 and any adjournments or postponements thereof. I direct said proxies to vote as specified on the reverse side.

     Unless otherwise specified, all shares will be voted "FOR" the election of all nominees listed and "FOR" the Proposal to ratify the amendments of what had previously been designated as the Berger Holdings, Ltd. 1996 Non-Qualified Stock Incentive Plan (the "Plan") to (i) redesignate the Plan as the "Berger Holdings, Ltd. 1996 Stock Incentive Plan," (ii) expand the class of persons eligible to participate in the Plan to include officers and directors of the Company and certain consultants and advisers to the Company and its affiliates,
(iii) increase the number of shares of Common Stock (as defined in the Plan) available for grants of Options under the Plan from 75,000 shares to 1,000,000 shares, (iv) permit grants of "incentive stock options" (as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (v) increase the maximum number of shares issuable to one employee in one calendar year from 20,000 to 100,000; and (vi) permit grants of Options under the terms of the Plan such that income attributable to their exercise may be characterized as "performance-based compensation" as that term is used for purposes of Code Section 162(m). THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.


1. Election of Directors
  / / FOR all nominees listed (except as indicated to the contrary below) / / WITHHOLD AUTHORITY to vote for all nominees
  To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below:
             Paul L. Spiese, III                Larry Falcon

                CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.

2. Proposal to ratify the amendments of the Plan to (i) redesignate the Plan as the "Berger Holdings, Ltd. 1996 Stock Incentive Plan," (ii) expand the class of persons eligible to participate in the Plan, (iii) increase the number of shares of Common Stock (as defined in the Plan) available for grants of Options under the Plan from 75,000 shares to 1,000,000 shares,
   (iv) permit grants of "incentive stock options" (as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and (v) permit grants of Options under the terms of the Plan such that income attributable to their exercise may be characterized as "performance-based compensation" as that term is used for purposes of Code
   Section 162(m).

                      / / FOR   / / AGAINST   / / ABSTAIN

     THE UNDERSIGNED HEREBY REVOKES ALL PREVIOUS PROXIES FOR THE MEETING AND ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT TO SHAREHOLDERS OF BERGER HOLDINGS, LTD.



                                                     ------------------------
                                                     Signature


                                                     NOTE: Please sign this
                                                         proxy exactly as
                                                         name(s) appear in
                                                         address. When signing
                                                         as attorney-in-fact,
                                                         executor,
                                                         administrator, trustee
                                                         or guardian, please
                                                         add your title as
                                                         such.


                                                     Date: ------------ , 1998